CONVERTIBLE PROMISSORY NOTE


$500,000.00                                           Minneapolis, Minnesota
Due:   November 8, 2003                               November 8, 2001


     FOR VALUE RECEIVED, Cash Systems, Inc., a Delaware corporation (the "Company") and Cash Systems, Inc., a Minnesota corporation and wholly-owned subsidiary of the Company (the "Subsidiary") (the Company and the Subsidiary being hereinafter referred to jointly as the "Makers"), jointly and severally promise to pay to the order of VirtualFund.com, Inc., a Minnesota corporation ("Lender"), at Minneapolis, Minnesota, or such other place as the holder hereof may from time to time specify, the principal sum of Five Hundred Thousand and No/100 Dollars ($500,000.00), or so much thereof as shall have been advanced, in lawful money of the United States of America, together with interest (computed on the basis of the actual number of days elapsed in a 360-day year) on the principal balance of this Note from the date hereof at the rate of twelve and one-half percent (12.5 %) per annum.

     From time to time on or after the date of this Note, the Makers may request that the Lender make an advance under this Note, provided that the aggregate amount of all advances under this Note shall not exceed $500,000.00, and that the Lender shall not be obligated to make an advance if the Makers are then in default under this Note. Each advance shall be in the amount of $100,000.00 or an integral multiple thereof.

     This Note shall be payable in consecutive monthly installments of principal and interest beginning December 8, 2001, and on the first day of each month thereafter until the earliest to occur of (a) conversion of this
Note into shares of the Company's common capital stock (the "Common Stock"),
(b) acceleration of the maturity of all principal and interest owing on this Note or (c) November 8, 2003, when the unpaid principal balance and all accrued interest shall be due and payable in full. Each monthly installment of principal and interest shall be in an amount that will fully amortize the principal amount that has then been advanced under this Note over the remaining term of the Note at the interest rate set forth above. All payments under this Note shall be applied first to payment of accrued interest, and then to reduction of principal.

     If the Makers default in the payment of principal or interest when due in accordance with the terms and conditions of this Note or if a default or event of default occurs under the Security Agreement between the Lender and the Company, the Security Agreement between the Lender and the Subsidiary, or the Pledge Agreement executed in connection with this Note, then the interest rate hereunder shall be increased to the rate of sixteen percent (16%) per annum (the "Default Rate"). The Default Rate shall remain in effect until such default or event of default shall have been cured to the satisfaction of the Lender or until the indebtedness evidenced by this Note is fully paid, whichever shall earlier occur.

     If the Makers default in the payment of principal or interest when due in accordance with the terms and conditions of this Note or if a default or event of default occurs under the Security Agreement between the Lender and the Company, the Security Agreement between the Lender and the Subsidiary, or the Pledge Agreement executed in connection with this Note, then Lender may, at its option, by notice in writing to the Makers, declare immediately due and payable the entire principal balance hereof and all interest accrued thereon and the same shall thereupon be immediately due and payable without further notice or demand and the undersigned Makers shall then be liable for and jointly and severally agree to pay all costs of collection, including reasonable attorneys' fees. A default shall not occur if the Makers or either of them remedies the violation or the failure to perform within five (5) business days after receiving written notice from Lender by personal delivery or certified mail. Notice shall be directed to the Company's President.

     This Note shall also become automatically due and payable without notice or demand if a petition is filed by or against either of the Makers under the United States Bankruptcy Code.

     This Note may be prepaid in full or in part at any time without penalty, provided that all prepayments shall be applied first to accrued interest with the balance thereof to principal. The Makers shall give Lender ten (10) calendar days notice of their election to prepay all or part of the outstanding principal balance of this Note, and Lender shall be entitled to exercise its right to convert the principal amount that is to be prepaid into shares of Common Stock at any time on or before the date on which the prepayment is to be made.

     No delay or omission on the part of Lender in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note.

     The Makers and all endorsers, sureties, guarantors and all other persons, if any, liable for all or any part of this Note severally waive presentment for payment, protest and notice of nonpayment.

Conversion to Common Stock

     Lender shall have the right, at any time and at Lender's sole option, to convert all or a portion of the outstanding principal balance of this Note into shares of Common Stock at the conversion price (the "Conversion Price") then in effect. The Conversion Price shall initially be $2.00 per share, and shall be subject to adjustment as follows: (a) if the Company combines (by reverse stock split, recapitalization, or otherwise) its outstanding Common Stock into a lesser number of shares, the Conversion Price shall be proportionately increased; (b) if the Company subdivides (by stock split, stock dividend, recapitalization or otherwise) its outstanding Common Stock into a greater number of shares, the Conversion Price shall be proportionately decreased; and (c) if the Company sells shares of its Common Stock, or securities convertible into or exchangeable for Common Stock, at a price per share of Common Stock that is less than $2.00, the Conversion Price shall be decreased to the per share price at which such Common Stock is sold or at which such other securities are convertible into or exchangeable for Common Stock.

     Effective Time of Conversion. Lender shall give the Company ten (10) calendar days notice of its election to convert all or part of the outstanding principal balance of this Note into shares of Common Stock. Each conversion of principal under this Note will be deemed to have been effected as of the close of business on the date on which this Note has been surrendered at the principal office of the Company. Upon conversion, the conversion of that portion of the principal balance outstanding hereunder will be noted on this Note and this Note will be returned to Lender and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. For purposes of this Note, "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     Deliveries Upon Conversion. As soon as possible after a conversion has been effected (but in any event within 30 days), the Company will deliver to Lender (a) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denominations as Lender has specified and (b) this Note appropriately marked as prescribed above.

     Reorganization, Reclassification, Consolidation, Merger or Sale. Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets, or any other transaction, which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Before consummation of any Organic Change, the Company will make appropriate provisions (in form and substance satisfactory to Lender) to ensure that Lender will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Note, such shares of stock, securities or assets as Lender would have received in connection with such Organic Change if Lender had converted this Note immediately prior to such Organic Change. In such case, the Company will ensure that the provisions hereof will thereafter be applicable to this Note. The Company will not effect any Organic Change unless the successor corporation (if other than the Company) resulting from the Organic Change assumes in writing in advance, the obligation to deliver to Lender such shares of stock, securities or assets such holder may be entitled to acquire.

     Notices.  The Company will give written notice to Lender at least twenty
(20) days prior to the date set by the Company as the record date (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation. The Company will also give written notice to Lender at least twenty (20) days prior to the date on which any Organic Change will take place.

CASH SYSTEMS, INC., a Delaware corporation

By:    /s/ Craig Potts
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Name:  Craig Potts
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Title: President
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CASH SYSTEMS, INC., a Minnesota corporation

By:    /s/ Craig Potts
       ---------------

Name:  Craig Potts
       -----------

Title: President
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